UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2007

FORE HOLDINGS LIQUIDATING TRUST

Delaware	000-50161*	20-3554470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Half Day Road, Lincolnshire, Illinois	60069
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (847) 295-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

* FORE Holdings Liquidating Trust is the transferee of the assets and liabilities of FORE Holdings LLC, and files reports under FORE Holdings LLC’s former Commission file number. FORE Holdings LLC filed a Form 15 on September 29, 2005, indicating its notice of the termination of registration and filing requirements.

Item 8.01	Other Events.

On August 9, 2007, the FORE Holdings Liquidating Trust (the “Liquidating Trust”) made the final distribution of its remaining cash in the amount of $1,520,000 to the holders of beneficial interests in the Liquidating Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORE HOLDINGS LIQUIDATING TRUST

By:	/s/ David L. Hunt
Name:	David L. Hunt
Title:	Trustee

Date: August 9, 2007